SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

(each, a “Fund”; together, the “Funds”)

I.              Effective April 1, 2007, the footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the holding periods described above.

II.            Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578242 (12/06)